Exhibit 10.1

CERTAIN PRIVATE AND CONFIDENTIAL INFORMATION, MARKED IN THIS

EXHIBIT WITH [****], HAS BEEN EXCLUDED FROM THIS EXHIBIT IN

RELIANCE ON REGULATION S-K, ITEM 601(B) (10)(IV)

FORBEARANCE AGREEMENT

This FORBEARANCE AGREEMENT, dated as of April 8, 2026 (such date, the “Forbearance Effective Date”) (such agreement, the “Forbearance”), is by and among HYDROFARM HOLDINGS GROUP, INC., a Delaware corporation (“Borrower”), the other Credit Parties party hereto, the Lenders party hereto, FEAC AGENT, LLC, a Delaware limited liability company (as successor in interest to JPMorgan Chase Bank, N.A.) (“FEAC”), as administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”), FEAC, as collateral agent for the Secured Parties (in such capacity, together with its successors and permitted assigns in such capacity, the “Collateral Agent” and together with the Administrative Agent, collectively, the “Agents” and each an “Agent”). For purposes of this Forbearance, all terms used herein which are not otherwise defined herein, including but not limited to those terms used in this preamble and the recitals hereto, shall have the respective meanings assigned thereto in the Credit Agreement (as defined below).

WHEREAS, the Agents, the Lenders, the Borrower and the other Credit Parties have entered into financing arrangements pursuant to which the Lenders (or Administrative Agent on behalf of the Lenders) have made Loans and provided other financial accommodations to Borrower as set forth in that certain Credit and Guaranty Agreement, dated as of October 25, 2021 (as amended by that certain Amendment No. 1 to Credit and Guaranty Agreement, dated as of June 27, 2023, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Agents, the Lenders, the Borrower and the other Credit Parties and the other Credit Documents, including, without limitation, this Forbearance;

WHEREAS, as of the date hereof, the Event of Default identified as “Specified Default” on Annex A hereto (the “Specified Default”) has occurred and is continuing, and the Borrower has requested that the Lenders and the Agents forbear from enforcing their rights and exercising their remedies under the Credit Agreement, the other Credit Documents, and applicable law with respect to the Specified Default; and

WHEREAS, the Agents and the Lenders are willing to forbear from enforcing their rights and exercising their remedies under the Credit Agreement, the other Credit Documents, and applicable law with respect to the Specified Default in accordance with the terms hereof, subject to the satisfaction of conditions to effectiveness set forth in Section 4 hereof, and in reliance upon the representations and warranties made by each Credit Party and its Subsidiaries in Section 3 hereof.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements and covenants contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.    Acknowledgements by the Credit Parties.

1.01.    The Credit Parties hereby acknowledge and agree that (i) each of the above recitals is expressly incorporated herein and is represented by the Credit Parties to be true and correct, (ii) as of the close of business on April 8, 2026, the outstanding principal balance of all Loans is in an amount equal to $114,393,701.98, provided that such amount does not include interest, fees, expenses and other amounts that are chargeable or otherwise reimbursable under the Credit Agreement and the other Credit Documents, (iii) as of April 8, 2026, the amount of accrued and unpaid interest on all Loans that is due and owing under the Credit Agreement is $5,214,178.34, (iv) interest has been accruing at the default rate of interest as set forth in Section 2.9 of the Credit Agreement (the “Default Rate”) since February 6, 2026 and will continue to accrue at the Default Rate until all Events of Default (including the Specified Default) under the Credit Agreement have been cured or waived; provided, the Administrative Agent and the Lenders do not waive and expressly reserve all rights to charge the Default Rate if Events of Default occurred prior to January 31, 2026, (v) the Specified Default constitutes an Event of Default for all purposes under the Credit Documents, (vi) the Specified Default has occurred and is continuing as of the date hereof, as set forth in the Recitals, (vii) no Defaults or Events of Default (other than the Specified Default and the Anticipated Event of Default (as defined below)) have occurred and are continuing or are anticipated to occur during the Forbearance Period (as defined below), and (viii) prior to the Forbearance Effective Date, as a result of the occurrence of the Specified Default, the Agents and the Lenders may (x) declare all of the Obligations under the Credit Agreement and the other Credit Documents immediately due and payable by the Borrower and the other Credit Parties and (y) exercise any and all of their respective rights and remedies under the Credit Agreement and the other Credit Documents or otherwise available under applicable law and in equity with respect thereto.

1.02.    The Credit Parties have advised the Agents that during the Forbearance Period, the audit report required pursuant to Section 5.1(c) of the Credit Agreement may be delivered and may include a going concern qualification (the “Anticipated Event of Default”), which would constitute an Event of Default under Section 8.1(e) of the Credit Agreement. Notwithstanding anything to the contrary herein, the occurrence of the Anticipated Event of Default shall not constitute a Forbearance Termination Event (as defined below), and the Administrative Agent and the Lenders shall forbear from exercising any rights or remedies otherwise available to them as a result of the occurrence of the Anticipated Event of Default to the same extent and in the same manner as if such Anticipated Event of Default was a Specified Default.

1.03.    Each Credit Party acknowledges and agrees that the forbearance provided herein shall not in any manner limit or restrict any rights or remedies available to the Agents or the Lenders under the Credit Agreement, the other Credit Documents or under applicable law as a result of any Event of Default now or hereafter existing other than solely with respect to the Specified Default and the Anticipated Event of Default during the Forbearance Period. Notwithstanding the foregoing, each Credit Party shall comply with all limitations, restrictions or prohibitions that would otherwise be effective or applicable under the Credit Agreement or any of the other Credit Documents during the continuance of any Default and/or Event of Default.

Section 2.    Forbearance Arrangements.

2.01.    Forbearance. During the Forbearance Period (as defined below), solely with respect to the Specified Default (and, after the occurrence thereof, the Anticipated Event of Default), neither the Administrative Agent nor any Lender shall, upon the terms and conditions expressly specified herein, take any action, commence any proceedings against any Credit Party or any other Person with respect to the enforcement of any of its or their rights or remedies under the Credit Documents or applicable law, other than as expressly described herein. As used herein, “Forbearance Period” shall mean the period commencing upon the Forbearance Effective Date and continuing until the earliest to occur of (the occurrence of clause (i) or (ii), a “Forbearance Termination Event”): (i) April 30, 2026 (the “Forbearance Outside Date”) and (ii) the delivery of notice from the Administrative Agent to the Borrower terminating the Forbearance Period, which notice may be delivered at any time upon or after (A) the occurrence of any Event of Default (other than the Specified Default and the Anticipated Event of Default) under the Credit Agreement or any other Credit Document and (B) the occurrence of a Forbearance Default (as defined below); provided that the Forbearance Outside Date may be extended from time to time in fifteen (15) day increments (or longer) upon written confirmation by the Administrative Agent (including by email). As used herein, “Forbearance Default” shall mean (A) the failure of the Borrower or any other Credit Party to comply with any of the Forbearance Period Requirements set forth in Section 7 hereof, (B) the failure of any representation or warranty made by the Borrower or any other Credit Party under or in connection with this Forbearance to be true and complete as of the date when made or any other breach of any of such representation or warranty, or (C) the repudiation and/or assertion of any defense by any Credit Party with respect to this Forbearance or any Credit Document or the pursuit of any claim by any Credit Party against the Agents or any Lender.

2.02.    Expiration of Forbearance Period. Upon the occurrence of one or more Forbearance Termination Events, the agreement of the Agents and the Lenders to forbear from enforcing their rights and exercising their remedies with respect to the Specified Default (and, after the occurrence thereof, the Anticipated Event of Default) contained herein shall automatically, and without any further action, notice or demand or any other occurrence terminate, without the requirement of any demand, presentment, protest or notice of any kind, all of which the Borrower and the other Credit Parties each waives. The Borrower and the Credit Parties agree that the Agents or any Lender may at any time thereafter proceed to enforce any or all of their rights and exercise any or all of their remedies available under the Credit Agreement, the other Credit Documents and applicable law with respect to the Specified Default (and, after the occurrence thereof, the Anticipated Event of Default). The Credit Parties acknowledge and agree that during the Forbearance Period, the Specified Default (and, after the occurrence thereof, the Anticipated Event of Default) shall be existing and continuing until waived, released or extinguished by the Administrative Agent and the Requisite Lenders in their sole discretion.

2.03.    Effect and Construction of Forbearance. Except as otherwise expressly provided herein, the Credit Agreement and the other Credit Documents shall remain in full force and effect in accordance with their respective terms, and this Forbearance shall not be construed to: (i) impair the validity, perfection or priority of any Lien or security interest securing the Obligations; (ii) waive or impair any rights, powers or remedies of the Agents and the Lenders under the Credit Agreement, the other Credit Documents or applicable law upon the Forbearance Outside Date, with respect to the Specified Default, the Anticipated Event of Default, or otherwise; (iii) constitute an agreement by the Agents or the Lenders or require the Agents or the Lenders to extend the Forbearance Period or further forbear from exercising their rights and remedies under the Credit Agreement, the other Credit Documents or applicable law, extend the term of the Credit Agreement or the time for payment of any of the Obligations; (iv) require the Agents or the Lenders to make any Loans or to make any other extensions of credit to the Borrower, other than in the Agents’ and the Lenders’ sole and absolute discretion; or (v) constitute a waiver of any right of the Agents or the Lenders to insist on strict compliance by the Credit Parties with each and every term, condition and covenant of this Forbearance, the Credit Agreement and the other Credit Documents, except as expressly otherwise provided herein.

2.04.    No Course of Dealing or Performance. Each Credit Party acknowledges and agrees that the agreement of the Agents and the Lenders to forbear from enforcing their rights and exercising their remedies with respect to the Specified Default (and, after the occurrence thereof, the Anticipated Event of Default) pursuant to and as reflected in this Forbearance, does not and shall not create (nor shall any Credit Party rely upon the existence of or claim or assert that there exists) any obligation of the Agents or the Lenders to consider or agree to any waiver or any other forbearance and, in the event that the Agents or the Lenders subsequently agree to consider any waiver or any other forbearance, neither the existence of any prior forbearance or waiver, nor this Forbearance, nor any other conduct of the Agents and the Lenders, or any of them, shall be of any force or effect on the consideration or decision with respect to any such requested waiver or forbearance, and neither the Agents nor any Lender shall have any obligation whatsoever to consider or agree to forbear or to waive any Default or Event of Default. In addition, none of (i) the execution and delivery of this Forbearance, (ii) the actions of the Agents and the Lenders in obtaining or analyzing any information from the Credit Parties, whether or not related to consideration of any waiver, modification, forbearance or alteration of the Credit Agreement, any Default or Event of Default thereunder, or otherwise, including, without limitation, any discussions or negotiations (heretofore or, if any, hereafter) between the Agents and the Lenders and any of the Credit Parties regarding any potential waiver, modification, forbearance or amendment related to the Credit Agreement, (iii) any failure of the Agents or the Lenders to enforce any of their rights or exercise any of their remedies under, pursuant or with respect to the Credit Agreement, the other Credit Documents or applicable law, nor (iv) any action, inaction, waiver, forbearance, amendment or other modification of or with respect to the Credit Agreement or the other Credit Documents, shall, except to the extent otherwise expressly provided herein or unless evidenced by a subsequent written agreement (and then only to the extent provided by the express provisions thereof):

(a)    constitute a waiver by the Agents or any Lender of, or an agreement by the Agents or any Lender to forebear from enforcing any of their rights or exercising any of their remedies with respect to, any Default or Event of Default under the Credit Agreement or any other Credit Document;

(b)    constitute a waiver by or estoppel of the Agents or any Lender as to the satisfaction or lack of satisfaction of any covenant, term or condition set forth in the Credit Agreement or any other Credit Document; or

(c)    constitute an amendment to or modification of, or an agreement on the part of the Agents or any Lender to enter into any amendment to or modification of, or an agreement to negotiate or continue to negotiate with respect to, the Credit Agreement or any other Credit Document or any amendment of any of the same.

Section 3.    Representations and Warranties. Each Credit Party, jointly and severally, hereby represents and warrants to the Lenders and the Agents as follows, which representations and warranties are continuing and shall survive the execution and delivery hereof:

3.01.    No Default or Event of Default. Immediately before and after giving effect to this Forbearance, no Default or Event of Default (other than the Specified Default) shall have occurred or be continuing.

3.02.    Representations and Warranties True and Correct. Immediately before and after giving effect to this Forbearance, each of the representations and warranties made by each Credit Party contained in the Credit Agreement or in the other Credit Documents shall be true and correct in all material respects, in each case, with the same effect as though such representations and warranties had been made on and as of the date hereof (except (i) where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date and (ii) as set forth in Sections 4.09, 4.15 and 4.21 of the Credit Agreement); provided, that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates.

3.03.    Power and Authority. Each Credit Party has the corporate or other organizational power and authority to execute and deliver this Forbearance and carry out the terms and provisions of this Forbearance and the Credit Agreement and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Forbearance and the performance of the Credit Agreement. Each Credit Party has duly executed and delivered this Forbearance, and this Forbearance and the Credit Agreement constitute the valid and binding agreements of such Credit Party enforceable in accordance with their respective terms, subject to the effects of applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

3.04.    No Violation. The execution, delivery and performance by any Credit Party of this Forbearance and the performance of the Credit Agreement, and compliance with the terms and provisions thereof, will not (i) contravene any applicable provision of any applicable law of any Governmental Authority, (ii) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party (other than Permitted Liens and Liens created under the Credit Documents) pursuant to (A) the terms of any material indenture, loan agreement, lease agreement, mortgage or deed of trust, or (B) any other material Contractual Obligation, in the case of either clause (ii)(A) or (ii)(B), to which any Credit Party is a party or by which it or any of its property or assets is bound, or (iii) violate any provision of the Organizational Documents of any Credit Party, except with respect to any conflict, breach or contravention or default (but not creation of Liens) referred to in clauses (i) and (ii), to the extent that such conflict, breach, contravention or default would not reasonably be expected to have a Material Adverse Effect.

Section 4.    Conditions. This Forbearance shall become effective as of the Forbearance Effective Date upon the fulfillment and satisfaction of each of the following conditions precedent, in form and substance reasonably satisfactory to the Administrative Agent:

4.01.     Forbearance. The Administrative Agent shall have received this Forbearance, duly executed by each of the parties hereto.

4.02.    Amendment to Credit Agreement. The Administrative Agent shall have received a fully executed amendment to the Credit Agreement, in form and substance satisfactory to the Administrative Agent in its sole discretion.

4.03.    Financial Advisor. The Financial Advisor (as defined below) shall have been retained as financial advisor to the Borrower and its subsidiaries.

4.04.    New Managers. Each of the New Managers (as defined below) shall have been appointed as the sole managers or directors, as applicable, of Hydrofarm Holdings LLC and each of its subsidiaries.

4.05.    Letter of Intent. Borrower shall have delivered to Administrative Agent a fully executed letter of intent (acceptable to the Administrative Agent and the Lenders in their sole discretion) with respect to the sale of [****].

4.06.    Fees and Expenses. Borrower shall have paid, on or before the Forbearance Effective Date, all fees and expenses incurred up to and including the Forbearance Effective Date by Administrative Agent and Lenders in connection herewith and the transactions contemplated hereby, including, without limitation, (i) the annual administration fee due to Agent pursuant to the fee letter dated as of March 12, 2026, by and between Borrower and Agent and (ii) costs and expenses of third party service providers incurred by the Administrative Agent and Lenders.

Section 5.    Retention of the Financial Advisor. On or prior to the Forbearance Effective Date, the Borrower shall retain [****] as financial advisor on behalf of itself and each of its subsidiaries (the “Financial Advisor”). The Financial Advisor shall be responsible for (i) analyzing the Borrower’s books, records and financial projections, (ii) advising the Borrower on liquidity matters, including, without limitation, all options for maximizing liquidation value, (iii) providing strategic alternatives for Lender consideration, (iv) approving all financial reporting due under the Credit Agreement, and (v) performing any other financial analysis or review reasonably requested by the Administrative Agent or the Lenders. Borrower shall pay any retainer or other fees required by the Financial Advisor in connection with his engagement.

Section 6.    Appointment of the New Managers. On or prior to the Forbearance Effective Date, Hydrofarm Holdings LLC and each of its subsidiaries shall appoint (i) [****] as an independent manager or director, as applicable, and (ii) Bill Toler as a manager or director, as applicable ([****] and Bill Toler in such capacities, each a “New Manager” and collectively, the “New Managers”), in each case, to serve as the sole members of a restructuring committee with authority over all matters related to the Loans, strategic alternatives, and liquidity matters, subject to fiduciary duties under applicable law, provided that neither New Manager shall be empowered to take any unilateral action with respect to the matters set forth above or otherwise, and any act or decision of such New Managers shall require the unanimous agreement and consent of each such New Manager. Either of the New Managers may be removed and replaced with new managers or directors, as applicable, acceptable to (a) in the case of [****] and his successors, the Lenders in their sole discretion and (b) in the case of Bill Toler and his successors, a majority of the board of directors of Borrower in their sole discretion.

Section 7.    Forbearance Period Requirements.

7.01.    Within (i) twenty (20) days of the Forbearance Effective Date, Borrower shall present to the Lenders at least two (2) bids from liquidators, inclusive of fees, economics, expenses, timelines, and expected value, and (ii) five (5) Business Days of the Lenders’ receipt of the liquidation bids, the Borrower shall deliver to the Lenders a cash flow projection approved by the Financial Advisor which estimates the terminal liquidation value, inclusive of operating expenses necessary to effectuate any liquidation.

7.02.    On Thursday at 4:00 p.m. Eastern Time (or such other times mutually agreed to by the Borrower and the Lenders) of each week during the Forbearance Period, Borrower shall provide Administrative Agent evidence of Liquidity (as defined below) of at least $1,000,000. As used herein, “Liquidity” shall mean, as of any date of determination, the average daily cash balance of Borrower over the five (5) Business Days preceding such date.

7.03.    Within five (5) days of the Forbearance Effective Date, the Borrower shall present a budget for the Borrower to the Financial Advisor, which the Financial Advisor shall, in consultation with the Lenders and within five (5) days of receipt thereof, approve in its reasonable judgment (such budget, the “Initial Approved Budget”). Commencing in the week following the Initial Approved Budget, prior to each Weekly Call, the Borrower shall provide the Lenders with a proposed budget for the Borrower and variance report to the prior Approved Budget (as hereinafter defined) that has been presented to the Financial Advisor (each such proposed budget, a “Proposed Budget”). Within two (2) Business Days of receipt of a Proposed Budget and variance report, the Lenders shall approve such Proposed Budget in their reasonable judgement (in which case it (or in the event the Lenders do not approve any Proposed Budget, the Initial Approved Budget) shall be the “Approved Budget”) or reject the Proposed Budget (in which case the previously Approved Budget shall remain in effect). Notwithstanding anything to the contrary herein, during the Forbearance Period, the Borrower shall be deemed to be in compliance with the Approved Budget so long as the aggregate cash disbursements for the applicable week do not exceed 110% of the total projected cash disbursements for such week as set forth in the Approved Budget. For the avoidance of doubt, any budget prepared pursuant to this Section 7.03 shall be prepared assuming that the Borrower is not liquidating, unless the Borrower and the Lenders agree in writing that any such budget be a liquidation budget.

7.04.    Notwithstanding anything to the contrary in the Credit Agreement or any other Credit Document, Borrower shall not (i) make any Investments or Restricted Payments, other than Rent due and payable under that certain Mater Industrial Lease by and between J&D Property, LLC and Gotham Properties, LLC, dated as of January 10, 2023 (as such term is defined therein) or (ii) sell any assets or engage in any other transactions outside of the ordinary course of business, in each case, without the prior approval of the Lenders in their sole discretion.

7.05.    Within twenty (20) days of the Forbearance Effective Date (or such later date from time to time thereafter agreed by the Administrative Agent in writing (including, without limitation, by email)), Borrower shall deliver to the Lenders a term sheet which sets forth the total consideration and expected closing timeline for a sale of certain assets of the Borrower to be agreed by the Lenders, and the terms set forth in such term sheet shall be acceptable to the Lenders in their sole discretion.

7.06.    Management of the Borrower and each other Credit Party shall be reasonably available for weekly calls with the Lenders, which shall take place at such time reasonably agreed to by the Borrower and the Lenders, to discuss financial affairs, business operations, and any other topics that the Lenders may reasonably deem appropriate (each, a “Weekly Call”). The Financial Advisor shall be available for regular calls with the Lenders, including a scheduled call at 4:00 p.m. Eastern Time on each Thursday during the Forbearance Period, and at such other times as Lenders may reasonably request. Such calls between the Financial Advisor and the Lenders shall not include any management of the Borrower or any other Credit Party, and shall not constitute Weekly Calls.

7.07.    Borrower shall pay, within five (5) days of Borrower’s receipt of invoices relating thereto, all fees and expenses incurred by the Administrative Agent and Lenders after the occurrence of the Forbearance Effective Date, including all fees of third party professionals for work performed in connection with this Forbearance, the Credit Agreement, and the transactions contemplated thereby.

Section 8.    Acknowledgement by Guarantors. Each Credit Party signatory hereto which is a Guarantor hereby acknowledges, and agrees to, the terms of this Forbearance and confirms and agrees that, with respect to such Guarantor, each of the Guaranty and the Credit Agreement is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of this Forbearance, each reference in the Credit Agreement to the words “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or modified by this Forbearance. Although the Agents and the Lenders have informed Guarantors of the matters set forth above, and Guarantors have acknowledged the same, each Guarantor understands and agrees that neither the Agents nor any Lender has any duty under the Credit Agreement or any other agreement with any Guarantor to so notify any Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any transaction hereafter.

Section 9.    Miscellaneous.

9.01.    Financial Advisor. Notwithstanding anything to the contrary herein or in any other Credit Document, the Lenders may, at any time, retain a financial advisor, the cost and expense of which shall be borne by the Borrower.

9.02.    No Waiver or Modification. Except as expressly stated herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any other Credit Document or constitute a course of conduct or dealing among the parties. The Agents and Lenders reserve all rights, privileges and remedies under the Credit Documents. The Credit Agreement and other Credit Documents remain unmodified and in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.

9.03.    Credit Document. This Forbearance shall constitute a Credit Document under and as defined in the Credit Agreement.

9.04.    Governing Law. THIS FORBEARANCE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

9.05.    Counterparts. This Forbearance may be executed by one or more of the parties hereto in any number of separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Forbearance by facsimile or in electronic format (i.e., “pdf” or “tif”) by electronic transmission shall be effective as delivery of a manually executed counterpart of this Forbearance.

9.06.    Headings. Section headings in this Forbearance are included herein for convenience of reference only and shall not affect the interpretation of this Forbearance.

9.07.    Binding Effect; Assignment. This Forbearance shall be binding upon and inure to the benefit of Borrower, the other Credit Parties, the Agents and the Lenders and their respective successors and assigns in accordance with the terms of the Credit Agreement.

9.08.    Integration. This Forbearance incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof. This Forbearance represents the agreement of the parties hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any party hereto relative to the subject matter hereof not expressly set forth or referred to herein.

9.09.    Reaffirmation. Each Credit Party as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (a) acknowledges and affirms, ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each Credit Document to which it is a party (after giving effect hereto), (b) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Credit Document as security for or otherwise guaranteed Borrower’s Obligations under or with respect to the Credit Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby and (c) to the extent such Credit Party is a Guarantor, agrees to guarantee the Obligations in accordance with, and agrees that such Credit Party is bound by, the terms of the Guaranty.

9.10.    No Other Modifications. The entry by each of the Agents and the Lenders into this Forbearance or any of the documents referenced herein, any negotiations with any party with respect to any Credit Document, the conduct of any analysis or investigation of the operations of each of the Credit Parties, any Collateral or any Credit Document, any acceptance of any payment from any Credit Party or any other party of any payments made prior to or after the date hereof, or any other action or failure to act on the part of any of the Agents or the Lenders shall not, except as expressly provided herein, (a) constitute a modification of any Credit Document, (b) constitute a waiver of any Default or Event of Default under the Credit Agreement, including, without limitation, the Specified Default and the Anticipated Event of Default, or a waiver of any term or provision of any Credit Document, (c) excuse any Credit Party from any of its Obligations under any of the Credit Documents, or (d) toll the running of any time periods applicable to any rights and remedies of the Agents and the Lenders, including, without limitation, any grace periods with respect to any Defaults under the Credit Documents or otherwise. Each Credit Party agrees that it will not assert laches, waiver, or any other defense to the enforcement of any of the Credit Documents based upon any agreement or action by the Agents or the Lenders, referenced in, set forth in or contemplated by this Forbearance.

9.11.    Electronic Signatures. Each party agrees that this Forbearance and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Forbearance or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.

9.12.    Release of Claims. In consideration of the Lenders’ and the Agents’ agreements contained in this Forbearance, each Credit Party hereby irrevocably releases and forever discharges the Lenders, the Agents and their respective affiliates, subsidiaries, successors and assigns, and the respective directors, officers, employees, agents, consultants and attorneys of each of the foregoing (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Credit Party ever had, now has or may in the future have against any Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions on or prior to the effectiveness hereof of any Agent, any Lender or any other Released Person relating to the Credit Agreement or any other Credit Document, in each case, other than a claim for gross negligence or willful misconduct on the part of any such Released Person (each, a “Released Claim”). Borrower and the other Credit Parties, each on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Person that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Person on the basis of any Released Claim released, remised and discharged by Borrower or any other Credit Party pursuant to this Section 9.12.

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IN WITNESS WHEREOF, the parties hereto have caused this Forbearance Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:	HYDROFARM HOLDINGS GROUP, INC.,
a Delaware corporation

	By:	/s/ William Toler
Name: William Toler
Title: Chief Executive Officer

[Signature Page to Forbearance Agreement]

GUARANTORS:	HYDROFARM HOLDINGS GROUP, INC.,
a Delaware Corporation

	By:	/s/ William Toler
Name: William Toler
Title: Chief Executive Officer

HYDROFARM, LLC, a California
limited liability company

By:	/s/ William Toler
Name: William Toler
Title: Chief Executive Officer

FIELD 16, LLC,
a Delaware limited liability company

By:	/s/ William Toler
Name: William Toler
Title: Chief Executive Officer

HYDROFARM INVESTMENT CORP.,
a Delaware corporation

By:	/s/ William Toler
Name: William Toler
Title: Chief Executive Officer

HYDROFARM HOLDINGS LLC,
a Delaware limited liability company

By:	/s/ William Toler
Name: William Toler
Title: Chief Executive Officer

[Signature Page to Forbearance Agreement]

EHH HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ William Toler
Name: William Toler
Title: Chief Executive Officer

SUNBLASTER LLC,
a Delaware limited liability company

By:	/s/ William Toler
Name: William Toler
Title: Chief Executive Officer

HYDROFARM CANADA, LLC,
a Delaware limited liability company

By:	/s/ William Toler
Name: William Toler
Title: Chief Executive Officer

SUNBLASTER HOLDINGS ULC,
an unlimited liability corporation existing
under the laws of the Province of British Columbia

By:	/s/ William Toler
Name: William Toler
Title: Chief Executive Officer

EDDI’S WHOLESALE GARDEN SUPPLIES LTD.,
a corporation organized under the laws
of the Province of British Columbia

By:	/s/ William Toler
Name: William Toler
Title: Chief Executive Officer

[Signature Page to Forbearance Agreement]

HOUSE & GARDEN HOLDNGS, LLC,
a Delaware limited liability company

By:	/s/ William Toler
Name: William Toler
Title: Chief Executive Officer

AURORA INTERNATIONAL, LLC,
an Oregon limited liability company

By:	/s/ William Toler
Name: William Toler
Title: Chief Executive Officer

AURORA PEAT PRODUCTS ULC,
an unlimited liability corporation existing
under the laws of Province of Alberta

By:	/s/ William Toler
Name: William Toler
Title: Chief Executive Officer

GREENSTAR PLANT PRODUCTS INC.,
a federal corporation organized
under the laws of Canada

By:	/s/ William Toler
Name: William Toler
Title: Chief Executive Officer

INNOVATIVE GROWERS EQUIPMENT, INC.,
an Illinois corporation

By:	/s/ William Toler
Name: William Toler
Title: Chief Executive Officer

[Signature Page to Forbearance Agreement]

INNOVATIVE AG INSTALLATION, INC.,
an Illinois corporation

By:	/s/ William Toler
Name: William Toler
Title: Chief Executive Officer

INNOVATIVE RACKING SYSTEMS, INC.,
an Illinois corporation

By:	/s/ William Toler
Name: William Toler
Title: Chief Executive Officer

INNOVATIVE SHIPPING SOLUTIONS, INC.,
an Illinois corporation

By:	/s/ William Toler
Name: William Toler
Title: Chief Executive Officer

MANUFACTURING & SUPPLY CHAIN
SERVICES, INC., a Delaware corporation

By:	/s/ William Toler
Name: William Toler
Title: Chief Executive Officer

INNOVATIVE GROWERS EQUIPMENT
CANADA, INC., an Ontario corporation

By:	/s/ William Toler
Name: William Toler
Title: Chief Executive Officer

[Signature Page to Forbearance Agreement]

ADMINISTRATIVE AGENT AND	FEAC AGENT, LLC,
COLLATERAL AGENT:	a Delaware limited liability company

	By:	/s/ Michelle Handy
Name: Michelle Handy
Title: Senior Managing Director

[Signature Page to Forbearance Agreement]

FIRST EAGLE COMMERCIAL LOAN
FUNDING 2016-1 LLC

By:	First Eagle Alternative Credit, LLC
Its:	Designated Manager

By:	/s/ Michelle Handy
Name: Michelle Handy
Title: Senior Managing Director

FIRST EAGLE CREDIT OPPORTUNITIES
FUND SPV LLC

By:	First Eagle Alternative Credit, LLC
Its:	Collateral Manager

By:	/s/ Michelle Handy
Name: Michelle Handy
Title: Senior Managing Director

FIRST EAGLE DIRECT LENDING FUND IV,
LLC

By:	First Eagle Alternative Credit, LLC
Its:	Manager

By:	/s/ Michelle Handy
Name: Michelle Handy
Title: Senior Managing Director

[Signature Page to Forbearance Agreement]

FIRST EAGLE DIRECT LENDING IV
CO-INVEST, LLC

By:	First Eagle Alternative Credit, LLC
Its:	Manager

By:	/s/ Michelle Handy
Name: Michelle Handy
Title: Senior Managing Director

FIRST EAGLE DIRECT LENDING LEVERED
FUND IV, LLC

By:	First Eagle Alternative Credit, LLC
Its:	Manager

By:	/s/ Michelle Handy
Name: Michelle Handy
Title: Senior Managing Director

FIRST EAGLE DIRECT LENDING V-A, LLC

By:	First Eagle Alternative Credit, LLC
Its:	Manager

By:	/s/ Michelle Handy
Name: Michelle Handy
Title: Senior Managing Director

[Signature Page to Forbearance Agreement]

FIRST EAGLE DIRECT LENDING
V-B SPV, LLC

By:	First Eagle Direct Lending V-B, LLC
Its:	Designated Manager

By:	First Eagle Alternative Credit, LLC
Its:	Manager

By:	/s/ Michelle Handy
Name: Michelle Handy
Title: Senior Managing Director

FIRST EAGLE DIRECT LENDING V-C SCSP

By:	First Eagle Alternative Credit, LLC
Its:	Manager

By:	/s/ Michelle Handy
Name: Michelle Handy
Title: Senior Managing Director

NEWSTAR ARLINGTON SENIOR LOAN
PROGRAM LLC

By:	First Eagle Alternative Credit, LLC
Its:	Manager

By:	/s/ Michelle Handy
Name: Michelle Handy
Title: Senior Managing Director

[Signature Page to Forbearance Agreement]

NEWSTAR FAIRFIELD FUND CLO LTD.

By:	First Eagle Alternative Credit, LLC
Its:	Collateral Manager

By:	/s/ Michelle Handy
Name: Michelle Handy
Title: Senior Managing Director

LAKE SHORE MM CLO I LTD. By: First Eagle Alternative Credit, LLC Its: Investment Manager

By:	/s/ Michelle Handy
Name: Michelle Handy Title: Senior Managing Director

LAKE SHORE MM CLO II LTD. By: First Eagle Alternative Credit EU, LLC Its: Investment Manager

By:	/s/ Michelle Handy
Name: Michelle Handy Title: Senior Managing Director

[Signature Page to Forbearance Agreement]

LAKE SHORE MM CLO IV LLC By: First Eagle Alternative Credit, LLC Its: Investment Manager

By:	/s/ Michelle Handy
Name: Michelle Handy Title: Senior Managing Director

LAKE SHORE MM CLO V LLC By: First Eagle Alternative Credit, LLC Its: Investment Manager

By:	/s/ Michelle Handy
Name: Michelle Handy Title: Senior Managing Director

[Signature Page to Forbearance Agreement]

BLACKROCK CAPITAL ALLOCATION TERM TRUST By: BlackRock Advisors, LLC, in its capacity as adviser

By:	/s/ Henry Brennan
Name: Henry Brennan Title: Managing Director

BLACKROCK CREDIT RELATIVE VALUE FUND OF BLACKROCK FUNDS IV By: BlackRock Advisors, LLC, in its capacity as adviser

By:	/s/ Henry Brennan
Name: Henry Brennan Title: Managing Director

BLACKROCK STRATEGIC INCOME OPPORTUNITIES PORTFOLIO OF BLACKROCK FUNDS V By: BlackRock Advisors, LLC, in its capacity as adviser

By:	/s/ Henry Brennan
Name: Henry Brennan Title: Managing Director

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC. By: BlackRock Advisors, LLC, in its capacity as adviser

By:	/s/ Henry Brennan
Name: Henry Brennan Title: Managing Director

[Signature Page to Forbearance Agreement]

BLACKROCK GLOBAL ALLOCATION FUND, INC. By: BlackRock Advisors, LLC, in its capacity as adviser

By:	/s/ Henry Brennan
Name: Henry Brennan Title: Managing Director

BLACKROCK INSTITUTIONAL TRUST COMPANY, NA, NOT IN ITS INDIVIDUAL CAPACITY BUT AS TRUSTEE OF THE BLACKROCK GLOBAL ALLOCATION COLLECTIVE FUND

By:	/s/ Henry Brennan
Name: Henry Brennan Title: Managing Director

BLACKROCK INSTITUTIONAL TRUST COMPANY, NA, NOT IN ITS INDIVIDUAL CAPACITY BUT AS TRUSTEE OF THE STRATEGIC INCOME OPPORTUNITIES BOND FUND

By:	/s/ Henry Brennan
Name: Henry Brennan Title: Managing Director

BLACKROCK INSTITUTIONAL TRUST COMPANY, NA, NOT IN ITS INDIVIDUAL CAPACITY BUT AS TRUSTEE OF THE BLACKROCK TOTAL RETURN BOND FUND

By:	/s/ Henry Brennan
Name: Henry Brennan Title: Managing Director

[Signature Page to Forbearance Agreement]

BLACKROCK GLOBAL ALLOCATION PORTFOLIO OF BLACKROCK SERIES FUND, INC. By: BlackRock Advisors, LLC, in its capacity as adviser

By:	/s/ Henry Brennan
Name: Henry Brennan Title: Managing Director

BLACKROCK GLOBAL ALLOCATION V.I. FUND OF BLACKROCK VARIABLE SERIES FUNDS, INC. By: BlackRock Advisors, LLC, in its capacity as adviser

By:	/s/ Henry Brennan
Name: Henry Brennan Title: Managing Director

BLACKROCK ESG CAPITAL ALLOCATION TERM TRUST By: BlackRock Advisors, LLC, in its capacity as adviser

By:	/s/ Henry Brennan
Name: Henry Brennan Title: Managing Director

JNL/BLACKROCK GLOBAL ALLOCATION FUND By: BlackRock Investment Management, LLC, as Investment Sub-Advisor for JNL/BlackRock Global Allocation Fund

By:	/s/ Henry Brennan
Name: Henry Brennan Title: Managing Director

[Signature Page to Forbearance Agreement]

BLACKROCK INVESTMENT MANAGEMENT (AUSTRALIA) LIMITED AS RESPONSIBLE ENTITY OF THE BLACKROCK GLOBAL ALLOCATION FUND (AUST) By: BlackRock Investment Management, LLC, as Sub-Investment Manager

By:	/s/ Henry Brennan
Name: Henry Brennan Title: Managing Director

BRIGHTHOUSE FUNDS TRUST II – BLACKROCK BOND INCOME PORTFOLIO By: BlackRock Advisors, LLC, as Investment Advisor

By:	/s/ Henry Brennan
Name: Henry Brennan Title: Managing Director

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC. By: BlackRock Advisors, LLC, in its capacity as adviser

By:	/s/ Henry Brennan
Name: Henry Brennan Title: Managing Director

[Signature Page to Forbearance Agreement]

BLACKROCK INVESTMENT MANAGEMENT (AUSTRALIA) LIMITED AS RESPONSIBLE ENTITY OF THE BLACKROCK GLOBAL ALLOCATION FUND (AUST) By: BlackRock Investment Management, LLC, as Sub-Investment Manager

By:	/s/ Henry Brennan
Name: Henry Brennan Title: Managing Director

BRIGHTHOUSE FUNDS TRUST II – BLACKROCK BOND INCOME PORTFOLIO By: BlackRock Advisors, LLC, as Investment Advisor

By:	/s/ Henry Brennan
Name: Henry Brennan Title: Managing Director

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC. By: BlackRock Advisors, LLC, in its capacity as adviser

By:	/s/ Henry Brennan
Name: Henry Brennan Title: Managing Director

[Signature Page to Forbearance Agreement]

LVIP BLACKROCK GLOBAL ALLOCATION FUND By: BlackRock Investment Management, LLC, its Sub-Advisor

By:	/s/ Henry Brennan
Name: Henry Brennan Title: Managing Director

FIXED INCOME OPPORTUNITIES NERO, LLC By: BlackRock Financial Management, Inc., its Investment Manager

By:	/s/ Henry Brennan
Name: Henry Brennan Title: Managing Director

[Signature Page to Forbearance Agreement]

3M Employee Retirement Income Plan Trust By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Mary Gallegly
Name: Mary Gallegly Title: Managing Director

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff Title: Managing Director

INPRS Strategic Credit Holdings, LLC By: Oaktree Capital Management, L.P. Its: Manager

By:	/s/ Mary Gallegly
Name: Mary Gallegly Title: Managing Director

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff Title: Managing Director

[Signature Page to Forbearance Agreement]

Oaktree-NGP Strategic Credit, LLC By: Oaktree Capital Management, L.P. Its: Manager

By:	/s/ Mary Gallegly
Name: Mary Gallegly Title: Managing Director

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff Title: Managing Director

Oaktree-TBMR Strategic Credit Fund C, LLC By: Oaktree Capital Management, L.P. Its: Manager

By:	/s/ Mary Gallegly
Name: Mary Gallegly Title: Managing Director

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff Title: Managing Director

[Signature Page to Forbearance Agreement]

Oaktree-TBMR Strategic Credit Fund F, LLC By: Oaktree Capital Management, L.P. Its: Manager

By:	/s/ Mary Gallegly
Name: Mary Gallegly Title: Managing Director

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff Title: Managing Director

Oaktree-TBMR Strategic Credit Fund G, LLC By: Oaktree Capital Management, L.P. Its: Manager

By:	/s/ Mary Gallegly
Name: Mary Gallegly Title: Managing Director

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff Title: Managing Director

[Signature Page to Forbearance Agreement]

Oaktree-TCDRS Strategic Credit, LLC By: Oaktree Capital Management, L.P. Its: Manager

By:	/s/ Mary Gallegly
Name: Mary Gallegly Title: Managing Director

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff Title: Managing Director

Oaktree-TSE 16 Strategic Credit, LLC By: Oaktree Capital Management, L.P. Its: Manager

By:	/s/ Mary Gallegly
Name: Mary Gallegly Title: Managing Director

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff Title: Managing Director

[Signature Page to Forbearance Agreement]

REDWOOD OPPORTUNITY MASTER FUND, LTD. By: Redwood Capital Management, LLC, its investment manager

By:	/s/ Sean Sauler
Name: Sean Sauler Title: Deputy CEO

CORBIN OPPORTUNITY FUND, LP. By: Redwood Capital Management, LLC, its subadvisor

By:	/s/ Sean Sauler
Name: Sean Sauler Title: Deputy CEO

[Signature Page to Forbearance Agreement]

ANNEX A

Specified Default

An Event of Default has occurred and is continuing under Section 8.1(a)(ii) of the Credit Agreement as a result of the Borrower’s failure to pay interest with respect to the Term Loans due on January 31, 2026 within five (5) days after such due date.